UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004

THE GILLETTE COMPANY

(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

1-922

(Commission File Number)

04-1366970

(IRS Employer Identification No.)

PRUDENTIAL TOWER BUILDING, BOSTON, MA 02199

(Address of principal executive offices)               (Zip Code)

Registrant´s telephone number, including area code: (617) 421-7000

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by The Gillette Company on January 29, 2004.

Item 12. Results of Operations and Financial Condition.

On January 29, 2004, The Gillette Company reported its earnings for the three months and year ended December 31, 2003. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Corporation's related press release dated January 29, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                THE GILLETTE COMPANY

                By: /s/ William J. Mostyn III,
                     Willliam J. Mostyn III
                     Secretary

January 29, 2004

EXHIBIT INDEX
Exhibit Number                        Description
99.1                                  Press Release issued by The Gillette Company on January 29, 2004.